                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

                              AMENDMENT AND CONSENT

      THIS AMENDMENT AND CONSENT (this "Agreement") is made and entered into as of this 19th day of April, 2006, with an effective date as set forth in Section 4 hereof, by and among SIERRA PACIFIC POWER COMPANY, a Nevada corporation (the "Borrower"), the lenders party to the Credit Agreement referred to below (the "Lenders"), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent (the "Administrative Agent") for the Lenders.

                              Statement of Purpose

      The Lenders agreed to extend certain credit facilities to the Borrower pursuant to the Amended and Restated Credit Agreement dated as of November 4, 2005 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement") by and among the Borrower, the Lenders and the Administrative Agent.

      The Borrower has requested that: (a) each of the Lenders agree to amend the Credit Agreement as more particularly described below and (b) each of the Lenders consent to and agree to provide a portion of an increase in the Commitments pursuant to Section 2.5 of the Credit Agreement in an aggregate principal amount of $100,000,000. Subject to the terms and conditions of this Agreement, the Administrative Agent and the Lenders party hereto agree to the requested amendments, consents and agreements referred to in this paragraph.

      NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

      SECTION 1. Definitions. All capitalized, undefined terms used in this Agreement shall have the meanings assigned thereto in the Credit Agreement.

      SECTION 2. Amendments to Credit Agreement. The definition of each of the following terms which are set forth in Section 1.1 of the Credit Agreement is hereby restated in its entirety as follows:

      "Consolidated Cash Flow" means, with respect to any Person for any period, the sum, without duplication, of the following:

      (a) Consolidated Net Income of such Person for such period plus:

      (b) provision for taxes based on income or profits of such Person and its Subsidiaries for such period, to the extent that such provision for taxes was deducted in computing such Consolidated Net Income; plus

      (c) Consolidated interest expense of such Person and its Subsidiaries for such period, whether paid or accrued and whether or not capitalized (including, without limitation, amortization of debt issuance costs and original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, imputed interest with respect to Attributable Debt, commissions,

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discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net of the effect of all payments made or received pursuant to Hedging Obligations and without regard to any reduction of allowance for borrowed funds used during construction), to the extent that any such expense was deducted in computing such Consolidated Net Income; plus

      (d) depreciation, amortization (including amortization of goodwill and other intangibles but excluding amortization of prepaid cash expenses that were paid in a prior period) and other non-cash expenses (excluding any such non-cash expense to the extent that it represents an accrual of or reserve for cash expenses in any future period of such Person and its Subsidiaries) for such period to the extent that such depreciation, amortization and other noncash expenses were deducted in computing such Consolidated Net Income; plus

      (e) all extraordinary, unusual or non-recurring items of loss or expense (including, without limitation, in connection with an Asset Sale), to the extent that any such loss or expense was deducted in computing such Consolidated Net Income; minus

      (f) all extraordinary, unusual or non-recurring items of gain or revenue (including, without limitation, in connection with an Asset Sale), to the extent that any such gain or revenue was included in computing such Consolidated Net Income; minus

      (g) non-cash items increasing such Consolidated Net Income for such period, excluding allowance for funds used during construction and the accrual of revenue in the ordinary course of business; plus

      (h) deferral of energy costs-net (as reflected on the most recent consolidated statement of income of the Borrower); minus

      (i) interest accrued on deferred energy (as reflected on the most recent consolidated statement of income of the Borrower);

      in each case, on a Consolidated basis and determined in accordance with GAAP; provided that non-cash expenses (other than any non-cash expenses referred to above) recorded as a result of deferred energy accounting will not be added to Consolidated Net Income.

      "Consolidated Interest Coverage Ratio" means, for any period, the ratio of
(i) Consolidated Cash Flow of the Borrower and its Subsidiaries for such period to (ii) Consolidated Interest Expense for such period.

      "Consolidated Interest Expense" means, for any period, the sum, without duplication, of:

      (a) the Consolidated interest expense of the Borrower and its Subsidiaries for such period, whether paid or accrued, including, without limitation, amortization of debt issuance costs and original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, imputed interest with respect to Attributable Debt, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net of the effect of all payments made or received pursuant to Hedging Obligations; plus

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      (b) the Consolidated interest of the Borrower and its Subsidiaries that was capitalized during such period (it being understood that Consolidated Interest Expense shall be calculated without regard to any reduction attributable to any allowance for borrowed funds used during construction); plus

      (c) any interest expense on Indebtedness of another Person that is Guaranteed by the Borrower or one of its Subsidiaries or secured by a Lien on assets of the Borrower or one of its Subsidiaries, whether or not such Guarantee or Lien is called upon.

      "Fixed Charges" means, with respect to any Person for any period, the sum, without duplication, of:

      (a) the Consolidated interest expense of such Person and its Subsidiaries for such period, whether paid or accrued, including, without limitation, amortization of debt issuance costs and original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, imputed interest with respect to Attributable Debt, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net of the effect of all payments made or received pursuant to Hedging Obligations; plus

      (b) the Consolidated interest of such Person and its Subsidiaries that was capitalized during such period (it being understood that the Consolidated interest expense shall be calculated without regard to any reduction attributable to any allowance for borrowed funds used during construction); plus

      (c) any interest expense on Indebtedness of another Person that is Guaranteed by such Person or one of its Subsidiaries or secured by a Lien on assets of such Person or one of its Subsidiaries, whether or not such Guarantee or Lien is called upon; plus

      (d) the product of (i) all dividends, whether paid or accrued and whether or not in cash, on any series of preferred stock of such Person or any of its Subsidiaries, other than dividends on Equity Interests payable solely in Equity Interests of the Borrower (other than Disqualified Stock) or to the Borrower or a Subsidiary of the Borrower, times (ii) a fraction, the numerator of which is one and the denominator of which is one minus the then current combined federal, state and local statutory tax rate of such Person, expressed as a decimal, in each case, on a Consolidated basis and in accordance with GAAP; plus

      (e) all distributions by a Trust Preferred Vehicle to Persons other than the Borrower of amounts received as interest by such trust on the Subordinated Debt of the Borrower held by such trust.

      SECTION 3. Consent and Agreement of Lenders.

      (a) Subject to Section 2.5 of the Credit Agreement and this Agreement, the Borrower hereby requests an increase in the aggregate principal amount of Commitments under the Credit Agreement from $250,000,000 to $350,000,000 (the "Commitment Increase"). In connection with such increase, the Lenders party hereto (i) consent to the Commitment Increase notwithstanding the requirement to provide thirty (30) days prior written notice of such increase pursuant to
Section 2.5

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of the Credit Agreement and (ii) together with each New Lender (as defined below), commit to provide such Lender's or New Lender's respective Percentage of such Commitment Increase as set forth in the Register (after giving effect to the modifications or adjustments to the Register contemplated by this Agreement).

      (b) The Percentage, Commitments and outstanding balances of Extensions of Credit of each Lender (including each New Lender) under the Credit Agreement shall be set forth on the Register. From and after the Consent Effective Date (as defined below), the Administrative Agent shall make all payments in respect of the Extensions of Credit (including payments of principal, interest, fees and other amounts) to the Lenders, including the New Lenders, pursuant to their respective Percentages set forth in the Register. Furthermore, the Administrative Agent shall make such modifications and adjustments to the Register such that the outstanding Extensions of Credit of each Lender reflect such Lender's Percentage after giving effect to the Commitment Increase. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each person whose name is recorded in the Register as a Lender for all purposes of the Credit Agreement. The entries in the Register applicable to any Lender shall be available for inspection by the Borrower or such Lender at any reasonable time and from time to time upon reasonable prior notice to the Administrative Agent.

      (c) A portion of the Commitment Increase may be provided by third party financial institutions not currently Lenders under the Credit Agreement but which nevertheless satisfy the criteria to be an Eligible Assignee thereunder (such third party institutions, the "New Lenders"). By its execution hereof, each New Lender represents, and each existing Lender confirms, to the Administrative Agent that (i) it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and made its own decision to make its Extensions of Credit under the Credit Agreement and the other Loan Documents to which Lenders are a party and (ii) it has the right, power and authority and has taken all necessary corporate and company action to authorize the execution, delivery and performance of this Agreement and each other document executed in connection herewith to which it is a party in accordance with their respective terms.

      (d) Each New Lender further (i) confirms that it is an Eligible Assignee;
(ii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents to which it is a party as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iii) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender.

      (e) Upon the request of any Lender, the Borrower shall execute and deliver to such Lender a new Promissory Note, substantially in the form of the existing Promissory Note, reflecting such Lender's Commitment after giving effect to the Commitment Increase.

      SECTION 4. Effectiveness.

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      (a) The amendments set forth in Section 2 of this Agreement shall be deemed to be effective as of December 30, 2005 upon the Administrative Agent's receipt of this Agreement executed and delivered by a duly authorized officer of the Administrative Agent, the Borrower and the Required Lenders under the Credit Agreement.

      (b) The consents and agreements set forth in Section 3 of this Agreement shall be deemed to be effective on the date hereof (the "Consent Effective Date") upon the satisfaction of each of the following conditions:

            (i) Transaction Documents. The Administrative Agent shall have received (A) this Agreement, executed and delivered by each of the Persons identified in clause (a) above and a duly authorized officer of each Lender committing to provide a portion of the Commitment Increase (including each New Lender), (B) a General and Refunding Mortgage Bond in a principal amount equal to the aggregate principal amount of the increase in the Commitments under the Credit Agreement (the "Additional General and Refunding Mortgage Bond"), duly issued and delivered by a duly authorized officer of the Borrower and duly authenticated by the trustee under the General and Refunding Mortgage Indenture, (C) Promissory Notes (if requested by any Lender pursuant to Section 3(e) of this Agreement), duly executed by the Borrower and (D) any other Loan Documents requested by the Administrative Agent, each of which shall have been duly authorized, executed and delivered to the Administrative Agent.

            (ii) Closing Certificates. The Administrative Agent shall have received each of the following in form and substance reasonably satisfactory thereto:

                  (A) Officer's Compliance Certificate from the Borrower.
            Certificates of a Responsible Officer of the Borrower dated as of the date hereof in form and substance substantially similar to the certificate delivered under Section 8.1(b)(i) of the Credit Agreement demonstrating pro forma compliance with each of the covenants contained in Section 8.3 of the Credit Agreement after giving effect to Extensions of Credit (if any) made on the date hereof;

                  (B) Certificate of Secretary of the Borrower. A certificate of a Responsible Officer of the Borrower (1) certifying as to the incumbency and genuineness of the signature of each officer of the Borrower executing the documents required pursuant to this Section 4 to which the Borrower is a party; (2) containing a representation that the articles of incorporation, bylaws and Officer's Certificate of the Borrower delivered on the Closing Date of the Credit Agreement remain unchanged as of the Consent Effective Date (or attaching any amendments thereto), (3) attaching resolutions duly adopted by the governing body of the Borrower authorizing the execution, delivery and performance of this Agreement, the Additional General and Refunding Mortgage Bond and any Promissory Note executed and delivered pursuant to Section 3 above and approving the transactions contemplated hereby; (4) attaching a certificate as of a recent date of the good standing of the Borrower from its jurisdiction of incorporation or organization and

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            (5) attaching copies of the order of the PUCN authorizing the execution and delivery by the Borrower of this Agreement and the agreements and transactions contemplated hereby and the exemptive order of the CPUC, which orders have not been rescinded and remain in full force and effect on the date hereof.

            (iii) General and Refunding Mortgage Bond Documents. The Administrative Agent shall have received copies of the following documents (all as defined in the General and Refunding Mortgage Indenture): (A) an "Expert's Certificate" setting forth the terms of the Property Additions (as defined in the General and Refunding Mortgage Indenture); (B) a "Company Order" requesting authentication of the Additional General and Refunding Mortgage Bond by the trustee under the General and Refunding Mortgage Indenture; (C) an officer's certificate as to no default under the General and Refunding Mortgage Indenture; (D) evidence of authentication of the Additional General and Refunding Mortgage Bond by the trustee and (E) all legal opinions provided in connection with the issuance of the Additional General and Refunding Mortgage Bond (with reliance letters in favor of the Administrative Agent and the Lenders).

            (iv) Governmental and Third Party Approvals. The Borrower shall have received all material governmental, shareholder and third party consents and approvals necessary (or any other material consents as determined in the reasonable discretion of the Administrative Agent) in connection with the transactions contemplated by this Agreement, the Credit Agreement and the other transactions contemplated hereby, the issuance and delivery to the Administrative Agent of the Additional General and Refunding Mortgage Bond and the continuing operations of the Borrower (including, without limitation, any required approvals of the PUCN, the CPUC and any other applicable regulatory body, including without limitation, any relevant Federal regulatory bodies) and its Subsidiaries shall have been obtained and be in full force and effect; and the Administrative Agent shall have received evidence satisfactory to it that the foregoing have been accomplished and all applicable waiting periods shall have expired without any action being taken by any Person that could reasonably be expected to restrain, prevent or impose any material adverse conditions on the Borrower or such other transactions or that could seek or threaten any of the foregoing, and no law or regulation shall be applicable which in the reasonable judgment of the Administrative Agent could reasonably be expected to have such effect.

            (v) Legal Opinions. The Administrative Agent shall have received the following executed legal opinions addressed to the Administrative Agent and the Lenders:

            (A) the legal opinion of Choate, Hall & Stewart, special counsel to the Borrower, in form and substance satisfactory to the Administrative Agent (including, without limitation, matters governed by New York law); and

            (B) the legal opinion of Woodburn and Wedge, Nevada counsel to the Borrower, in form and substance satisfactory to the Administrative Agent.

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            Each such legal opinion shall cover such matters incident to the
      Borrower and the transactions contemplated by this Agreement as the Administrative Agent may reasonably require.

            (vi) Fees and Expenses.

                  (A) The Administrative Agent shall have been reimbursed for all reasonable fees and out-of-pocket charges and other expenses incurred in connection with this Agreement, the Credit Agreement and the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and expenses of counsel to the Administrative Agent; and

                  (B) The Borrower shall have paid or reimbursed the Administrative Agent, for the account of the Administrative Agent, the Lenders and their Affiliates, all fees required to be paid pursuant to the engagement letter dated March 31, 2006, among the Borrower, the Administrative Agent and/or certain of its affiliates.

            (vii) Notice(s) of Borrowing. The Administrative Agent shall have received a duly completed and executed Notice of Borrowing from the Borrower with respect to Loans (if any) to be made on the Consent Effective Date under the Credit Agreement; and

            (viii) Other Documents. The Administrative Agent shall have received copies of each other document, instrument or item reasonably requested by it.

      SECTION 5. Effect of Agreement. Except as expressly provided herein, the Credit Agreement (as amended hereby) and the other Loan Documents shall remain in full force and effect. This Agreement shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or (b) to be a waiver of, or consent to, a modification or amendment to any term or provision of any Loan Document specifically consented to, waived, amended or modified by this Agreement on any other occasion, or (c) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement (as amended hereby) or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time. References in the Credit Agreement to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein", and "hereof") and in any Loan Document to such Credit Agreement shall be deemed to be references to such Credit Agreement as modified hereby.

      SECTION 6. Representations and Warranties/No Default.

      (a) By its execution hereof, the Borrower hereby certifies that (i) each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents (both before and after giving effect to this Agreement and the transactions contemplated hereby) is true and correct as of the date hereof as if fully set forth herein, except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date; and (ii) no Default or Event of Default has occurred and is continuing as of

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the date hereof both before and after giving effect to this Agreement or the transactions contemplated hereby.

      (b) By its execution hereof, the Borrower hereby represents and warrants that it has the right, power and authority and has taken all necessary corporate and company action to authorize the execution, delivery and performance of this Agreement and each other document executed in connection herewith to which it is a party in accordance with their respective terms.

      (c) By its execution hereof, the Borrower hereby represents and warrants that this Agreement and each other document executed in connection herewith has been duly executed and delivered by its duly authorized officers, and each such document constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies.

      (d) The Borrower represents and warrants that each term and condition of
Section 2.5 of the Credit Agreement has been satisfied in the manner set forth in such Section 2.5.

      SECTION 7. Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York, without reference to the conflicts of law principles thereof.

      SECTION 8. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together constitute one and the same agreement.

      SECTION 9. Fax Transmission. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

      SECTION 10. Agreement Regarding Closing Deliverables. By execution hereof, the Administrative Agent and the Lenders acknowledge and agree that, to the extent that, in connection with Section 4 of this Agreement, the Administrative Agent and the Lenders receive any of the items specified in Section 2.3(c) of the Credit Agreement and such items comply with Section 2.3(c) of the Credit Agreement, then the requirement to deliver such item in Section 2.3(c) of the Credit Agreement shall be satisfied as to each such item.

                            [Signature Pages Follow]

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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

                           BORROWER:

                           SIERRA PACIFIC POWER COMPANY

                           By: /s/ Michael W. Yackira
                               ------------------------
                               Name: Michael W. Yackira
                               Title: Corporate Executive Vice President and CFO

                           [Signature Pages Continue]

[Amendment - Sierra Pacific Power Company]

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                                AGENTS AND LENDERS:

                                WACHOVIA BANK, NATIONAL ASSOCIATION,

                                as Administrative Agent and as a Lender

                                By: /s/ Henry R. Biedrzycki
                                    ------------------------
                                    Name: HENRY R. BIEDRZYCKI
                                    Title: DIRECTOR

                           [Signature Pages Continue]

[Amendment - Sierra Pacific Power Company]

                                DEUTSCHE BANK TRUST COMPANY
                                AMERICAS, as a Lender

                                By:  /s/ Marcus M. Tarkington
                                     -------------------------
                                Title: Director

                                By:  /s/ Evelyn Thierry
                                     -------------------------
                                Title: Vice President

[Amendment - Sierra Pacific Power Company]

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                                UNION BANK OF CALIFORNIA,  N.A.,  as  a
                                Lender

                                By: /s/ Dennis G. Blank
                                    --------------------
                                  Title: Vice President

[Amendment - Sierra Pacific Power Company]
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                                CITIBANK, N.A., as a Lender

                                By: /s/ Nietzsche Rodricks
                                    ------------------------
                                 Title: Vice President,
                                        Global Power
                                        388 Greenwich Street/
                                        21st Floor
                                        (212) 816-8619


[Amendment - Sierra Pacific Power Company]

                                LASALLE BANK NATIONAL ASSOCIATION,
                                as a Lender

                                By: /s/ [ILLEGIBLE]
                                    ----------------
                                 Title: AVP

[Amendment - Sierra Pacific Power Company]

                                BARCLAYS BANK PLC, as a Lender

                                By: /s/ Sydney G. Dennis
                                    --------------------
                                 Title: Director

[Amendment - Sierra Pacific Power Company]

                                BANK OF AMERICA N.A., as a Lender

                                By: /s/ [ILLEGIBLE]
                                    -------------------------
                                 Title: Senior Vice President

[Amendment - Sierra Pacific Power Company]

                                THE BANK OF NEW YORK, as a Lender

                                By: /s/ Jesus Williams
                                    ----------------------
                                 Title: Vice President

[Amendment - Sierra Pacific Power Company]

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                                CREDIT SUISSE, CAYMAN ISLANDS
                                BRANCH, as a Lender

                                By: /s/ Sarah Wu
                                    -----------------
                                 Title: DIRECTOR

                                       /s/ Nupur Kumar
                                       ----------------
                                           ASSOCIATE

[Amendment - Sierra Pacific Power Company]

                                LEHMAN COMMERCIAL PAPER INC., as a
                                Lender

                                By: /s/ Maria M. Lund
                                    ------------------------
                                 Title: Authorized signatory

[Amendment - Sierra Pacific Power Company]

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                                MERRILL LYNCH BANK USA, as a Lender

                                By: /s/ [ILLEGIBLE]
                                    -------------------
                                 Title: Director

[Amendment - Sierra Pacific Power Company]

                                THE BANK OF NOVA SCOTIA, as a Lender

                                By: /s/ Thane A. Rattew
                                       -------------------------
                                Title: MANAGING DIRECTOR

[Amendment - Sierra Pacific Power Company]

                                UBS LOAN FINANCE LLC, as a Lender

                                By: /s/ Richard L. Tavrow
                                    -------------------------
                                 Title: Director
                                        Banking Products
                                        Services, US

                                By: /s/ Irja R. Otsa
                                    -------------------------
                                 Title: Associate Director
                                        Banking Products
                                        Services, US

[Amendment - Sierra Pacific Power Company]

                             WELLS FARGO BANK, N.A., as a Lender

                             By: /s/ Virginia S. Christenson
                                 -------------------------------------------
                              Title: Vice President/Sr. Relationship Manager

[Amendment - Sierra Pacific Power Company]

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                                        COMMERZBANK AG, NEW YORK AND
                                        GRAND CAYMAN BRANCHES, as a Lender

                                        By: /s/ Andrew Kjoller
                                            --------------------
                                            Andrew Kjoller
                                            Vice President

                                        By: /s/ Janet Lee
                                            --------------------
                                            Janet Lee
                                            Assistant Treasurer

[Amendment - Sierra Pacific Power Company]

                                        SOCIETE GENERALE, as a Lender

                                        By: /s/ Nigel Elvey
                                            --------------------
                                        Name: Nigel Elvey
                                        Title: Vice President

[Amendment - Sierra Pacific Power Company]

                                        HARRIS NESBITT FINANCING, INC., as a
                                        Lender

                                        By: /s/ Cahal B. Carmody
                                            ---------------------------
                                         Title: Vice President

[Amendment - Sierra Pacific Power Company]

                                        U.S. BANK NATIONAL ASSOCIATION, as a
                                        Lender

                                        By: /s/ [ILLEGIBLE]
                                            ----------------------
                                         Title: Vice President

[Amendment - Sierra Pacific Power Company]

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                                        GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                        as a New Lender

                                        By: /s/ William W. Archer
                                            ---------------------------
                                            Name: William W. Archer
                                            Title: Managing Director

[Amendment - Sierra Pacific Power Company]